Exhibit 10.2

NATIONAL MENTOR HOLDINGS, INC.

NATIONAL MENTOR, INC.,

as borrower

THE SEVERAL LENDERS
FROM TIME TO TIME PARTIES HERETO,

JPMORGAN CHASE BANK, N.A.

(formerly known as JPMORGAN CHASE BANK),
as administrative agent

and

J.P. MORGAN SECURITIES INC.

and

BANC OF AMERICA SECURITIES LLC,
as joint lead arrangers and joint bookrunners

FIRST AMENDMENT TO THE

AMENDED AND RESTATED CREDIT AGREEMENT

REFINANCING OF $174,562,500 TRANCHE B TERM LOAN FACILITY

March 30, 2005

FIRST AMENDMENT, dated as of March 30, 2005 (this “First Amendment”), to the Amended and Restated Credit Agreement, dated as of November 4, 2004 (the “Credit Agreement”), among NATIONAL MENTOR HOLDINGS, INC., a Delaware corporation (“Holdings”), NATIONAL MENTOR, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions parties thereto (the “Existing Lenders” and, together with the Lenders providing the relevant Replacement Tranche B Term Loans (the “Replacement Tranche B Term Loan Lenders”), the “Lenders”), JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”), and the other Agents parties thereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Existing Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend the pricing of the Tranche B Term Loans under the Credit Agreement;

WHEREAS, the Lenders and the Administrative Agent are willing to agree to such amendment, but only upon the terms and subject to the conditions set forth herein; and

WHEREAS, the Borrower has asked J.P. Morgan Securities Inc. and Banc of America Securities LLC to act as joint lead arrangers and joint bookrunners for this First Amendment and J.P. Morgan Securities Inc. and Banc of America Securities LLC have agreed to serve in such capacities;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.             Defined Terms.  Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

2.             Replacement of Tranche B Term Loans.

(a)           The Borrower acknowledges and agrees that (i) it wishes to reprice the Tranche B Term Loans in accordance with the pricing provided for in this First Amendment and (ii) with the consent of the Administrative Agent, and having given at least three Business Days’ advance notice to the Tranche B Term Loan Lenders, instead of prepaying the Tranche B Term Loans and borrowing new ones in order to effect such repricing, it has elected to require the Tranche B Term Loan Lenders not consenting to this First Amendment to assign their Tranche B Term Loans to the Administrative Agent and its designees and to amend with their consent and the consent of Tranche B Term Loan Lenders consenting to this First Amendment the pricing applicable to the Tranche B Term Loans as provided for in this First Amendment, all as permitted and contemplated by the last two paragraphs of Section 10.1 of the Credit Agreement.  Each of the Administrative Agent and its designees, and each existing Tranche B Term Loan Lender that consents to this First Amendment, shall automatically be deemed to be a Replacement Tranche B Term Loan Lender in accordance with the second to last paragraph of

Section 10.1 of the Credit Agreement and no further action by such Tranche B Term Loan Lender shall be required.

(b)           The Administrative Agent and its designees as set forth on the signature pages hereto or in consents hereto (i) severally agree to purchase the Tranche B Term Loans being assigned as contemplated by paragraph (a) of this Section 2 on the First Amendment Effective Date (as defined below) in the respective principal amounts set forth with their signatures on such signature pages or consents and (ii) consent to the amendments to the Credit Agreement contained in this First Amendment.  Such purchase shall be made at par.  It is agreed, and notwithstanding any provision of the Credit Agreement to the contrary, that $174,000,000 of the Tranche B Term Loans shall be subject as of the First Amendment Effective Date to an Interest Period ending on May 9, 2005 and that the Eurodollar Rate applicable to such portion of the Tranche B Term Loans for such Interest Period shall be 2.77% per annum.  The remaining $562,500 of the Tranche B Term Loans shall be ABR Loans as of the First Amendment Effective Date.  The Borrower agrees to pay (i) accrued interest on the Tranche B Term Loans on the First Amendment Effective Date and (ii) any amounts due to the Tranche B Term Loan Lenders that are not Replacement Tranche B Term Loan Lenders pursuant to Section 2.20(c) of the Credit Agreement, as though the Tranche B Term Loans held by them had been prepaid on the First Amendment Effective Date.

(c)           By receiving such purchase price to be made at par, as provided in the last two paragraphs of Section 10.1, the Tranche B Term Loan Lenders not consenting to this First Amendment shall automatically be deemed to have assigned their Tranche B Term Loans pursuant to the terms of the form of Assignment and Assumption attached as Exhibit E to the Credit Agreement, and accordingly no other action by such Tranche B Term Loan Lenders shall be required in connection with such assignment or this First Amendment.

3.             Amendments to Section 1.1.

(a)           The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

“Applicable Margin”:  for each Type of Loan, the rate per annum set forth under the relevant column heading below:

	ABR Loans	Eurodollar Loans

Revolving Loans and Swingline Loans	2.25%	3.25%

Tranche B Term Loans	1.50%	2.50%

; provided, that (i) with respect to the Revolving Loans and Swingline Loans, on and after the first Adjustment Date after the Closing Date and (ii) with respect to the Tranche B Term Loans, on or after the First Amendment Effective Date (as defined in the First Amendment, dated as of March 30, 2005), in each case, the Applicable

Margin with respect to the Revolving Loans, Swingline Loans and Tranche B Term Loans will be determined pursuant to the Pricing Grid.

(b)           The definition of “Pricing Grid” contained in Section 1.1 of the Credit Agreement is hereby amended by replacing the “Pricing Grid for Tranche B Term Loans” as follows:

Pricing for Tranche B Term Loans:

Consolidated Leverage Ratio	Applicable Margin for Eurodollar Loans	Applicable Margin for ABR Loans
> 3.50 to 1.00	2.50%	1.50%
< 3.50 to 1.00	2.25%	1.25%

4.             Amendment to Section 2.10.  Section 2.10 of the Credit Agreement is hereby amended by adding the following provisio after the first proviso at the end of the first sentence thereof:

“provided further that, during the period from the First Amendment Effective Date (as defined in the First Amendment, dated March 30, 2005) to but excluding the first anniversary of the First Amendment Effective Date, any optional prepayment of the Tranche B Term Loans of any Lender using proceeds of Indebtedness incurred by the Borrower from a substantially concurrent issuance or incurrence of syndicated term loans provided by one or more banks or other financial institutions for which the interest rate payable thereon is lower than the Eurodollar Rate on the date of such optional prepayment plus the Applicable Margin with respect to the Tranche B Term Loans shall be accompanied by payment of a 1% prepayment premium on the principal amount of such Lender’s Tranche B Term Loan prepaid (unless such prepayment premium is waived by such Lender).”

5.             Conditions to Effectiveness of this First Amendment.  This First Amendment shall become effective upon the date (the “First Amendment Effective Date”) when the following conditions are satisfied:

(a)           First Amendment to Credit Agreement.  The Administrative Agent shall have received counterparts of this First Amendment or consents hereto (substantially in the form attached hereto as Exhibit A), duly executed and delivered by the Borrower and each Replacement Tranche B Term Loan Lender, provided that the Administrative Agent and its designees shall together have sufficient commitments to purchase all of the Tranche B Term Loans of the other Tranche B Term Loan Lenders that are not Replacement Tranche B Term Loan Lenders as contemplated hereby.

(b)           Fees.  The Administrative Agent shall have received all fees required to be paid on or before the First Amendment Effective Date, and all expenses required to be paid on or before the First Amendment Effective Date for which invoices have been presented.

(c)           Security Documents.  The Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit B hereto, executed and delivered by an authorized officer of the Borrower and each other Loan Party.

(d)           Interest.  The Administrative Agent shall have received in immediately available funds an amount equal to the accrued interest on the Tranche B Term Loans and any amounts payable pursuant to Section 2.20(c) of the Credit Agreement.

(e)           Closing Certificate.  The Administrative Agent shall have received a certificate of the Borrower, dated the First Amendment Effective Date in a form satisfactory to the Administrative Agent.

6.             Representations and Warranties.

(a)           No Default.  No Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date or after giving effect to the transactions contemplated herein.

(b)           Representations and Warranties.  Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the First Amendment Effective Date (after giving effect hereto) as if made on and as of such date (other than representations and warranties which speak only as of a certain date, which representations and warranties shall be made only on such date).

7.             Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, in each case in accordance with Section 10.5(a) of the Credit Agreement.

8.             Continuing Effect of the Credit Agreement.  This First Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any further or future action on the part of the Loan Parties that would require an amendment, waiver or consent of the Lenders or Administrative Agent.  Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.  Any reference to the “Credit Agreement” in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this First Amendment.

9.             Counterparts.  This First Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

10.           Severability.  Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.           Integration.  This First Amendment and the other Loan Documents represent the agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

12.           GOVERNING LAW.  THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

NATIONAL MENTOR HOLDINGS, INC.

By:	/s/ Edward M. Murphy
Name: Edward M. Murphy
Title: President and CEO

NATIONAL MENTOR, INC., as Borrower

By:	/s/ Edward M. Murphy
Name: Edward M. Murphy
Title: President and CEO

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By:	/s/ Dawn Lee Lum
Name: Dawn Lee Lum
Title: Vice President

National Mentor First Amendment Signature Page

Signature Page to the First Amendment, dated March     , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

[ILLEGIBLE] EUROPEAN CLO S.A.

By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

Principal Amount of its
Existing Tranche B Term Loan: $826,460.59

Additional Amount of Tranche B
Term Loan to be Purchased by It: $ 0

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March     , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

AVALON CAPITAL LTD. 3
By:	INVESCO Senior Secured Management, Inc.
As Asset Manager

/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

Principal Amount of its
Existing Tranche B Term Loan: $1,611,457.49

Additional Amount of Tranche B
Term Loan to be Purchased by It: $ 0

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

CHAMPLAIN CLO, LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

Principal Amount of its
Existing Tranche B Term Loan: $522,013.08

Additional Amount of Tranche B
Term Loan to be Purchased by It: $ 0

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

CHARTER VIEW PORTFOLIO
By:	INVESCO Senior Secured Management, Inc.
As Investment Advisor

/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

Principal Amount of its
Existing Tranche B Term Loan: $3,631,481.35

Additional Amount of Tranche B
Term Loan to be Purchased by It: $ 0

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc.
As Investment Adviser

/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

Principal Amount of its
Existing Tranche B Term Loan: $1,620,834.78

Additional Amount of Tranche B
Term Loan to be Purchased by It: $ 0

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

AIM FLOATING RATE FUND
By:	INVESCO Senior Secured Management, Inc.
As Sub-Advisor

/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

Principal Amount of its
Existing Tranche B Term Loan: $794,374.19

Additional Amount of Tranche B
Term Loan to be Purchased by It: $ 0

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

INVESCO EUROPEAN CDO 1 S.A.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

Principal Amount of its
Existing Tranche B Term Loan: $1,134,837.91

Additional Amount of Tranche B
Term Loan to be Purchased by It: $ 0

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

INVESCO CBO 2000-1 LTD
By:	INVESCO Senior Secured Management, Inc.
As Portfolio Advisor

/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

Principal Amount of its
Existing Tranche B Term Loan: $90,787.02

Additional Amount of Tranche B
Term Loan to be Purchased by It: $ 0

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC
By:	INVESCO Senior Secured Management, Inc.
As Portfolio Manager

/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

Principal Amount of its
Existing Tranche B Term Loan: $1,348,473.66

Additional Amount of Tranche B
Term Loan to be Purchased by It: $ 0

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

SEQUILS-LIBERTY, LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

Principal Amount of its
Existing Tranche B Term Loan: $1,429,883.41

Additional Amount of Tranche B
Term Loan to be Purchased by It: $ 0

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

PETRUSSE EUROPEAN CLO S.A.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

Principal Amount of its
Existing Tranche B Term Loan: $522,013.19

Additional Amount of Tranche B
Term Loan to be Purchased by It: $ 0

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

SAGAMORE CLO LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

Principal Amount of its
Existing Tranche B Term Loan: $522,013.09

Additional Amount of Tranche B
Term Loan to be Purchased by It: $ 0

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

SARATOGA CLO 1, LIMITED
By:	INVESCO Senior Secured Management, Inc.
As Asset Manager

/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

Principal Amount of its
Existing Tranche B Term Loan: $907,870.33

Additional Amount of Tranche B
Term Loan to be Purchased by It: $ 0

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

KZH CRESCENT-3 LLC

/s/ Hi Hua
Name: Hi Hua
Title: Authorized Agent

Principal Amount of its
Existing Tranche B Term Loan: $748,125.00

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

KZH CYPRESSTREE-1 LLC

/s/ Hi Hua
Name: Hi Hua
Title: Authorized Agent

Principal Amount of its
Existing Tranche B Term Loan: $2,643,375.00

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

KZH STERLING LLC

/s/ Hi Hua
Name: Hi Hua
Title: Authorized Agent

Principal Amount of its
Existing Tranche B Term Loan: $1,596,000.00

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

WHITEHORSE I LTD.
Whitehorse Capital Partners LP
as Collateral Manager

/s/ Ethan Underwood
Name: Ethan Underwood
Title: Portfolio Manager

Principal Amount of its
Existing Tranche B Term Loan: $1,995,000

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

FRANKLIN FLOATING RATE TRUST

Name: Richard Hsu
Title: Vice President

Principal Amount of its
Existing Tranche B Term Loan: $1,197,000.00

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

/s/ Richard Hsu
Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

FRANKLIN FLOATING RATE MASTER SERIES

Name: Richard Hsu
Title: Vice President

Principal Amount of its
Existing Tranche B Term Loan: $1,197,000.00

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

/s/ Richard Hsu
Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

FRANKLIN CLO III, LIMITED

/s/ David Ardini
Name: David Ardini
Title: Vice President

Principal Amount of its
Existing Tranche B Term Loan: $798,000.00

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

FRANKLIN CLO II, LIMITED
/s/ David Ardini
Name: David Ardini
Title: Vice President

Principal Amount of its
Existing Tranche B Term Loan: $798,000.00

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

PREMIUM LOAN TRUST I LTD.

/s/ Timothy S. Van Kirk
Name: Timothy S. Van Kirk
Title: Manager Director

Principal Amount of its
Existing Tranche B Term Loan: $997,500

Additional Amount of Tranche B
Term Loan to be Purchased by It: $ 0

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

General Electric Capital Corporation

/s/ Jeffrey P. Hoffman
Name: Jeffrey P. Hoffman
Title: Its Duly Authorized Signatory

Principal Amount of its
Existing Tranche B Term Loan: $15,960,000

Additional Amount of Tranche B
Term Loan to be Purchased by It: $0

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

CELERITY CLO LIMITED
By:	TCW Advisors, Inc.
As Agent

By:	/s/ Matthew A. Miller
Name: Matthew A. Miller
Title: Managing Director

By:	/s/ Jonathan R. Insull
Name: Jonathan R. Insull
Title: Managing Director

Principal Amount of its
Existing Tranche B Term Loan: $498,750

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

C-SQUARED CDO LTD.
By:	TCW Advisors, Inc., as its Portfolio Manager

By:	/s/ Jonathan R. Insull
Name: Jonathan R. Insull
Title: Managing Director

Principal Amount of its
Existing Tranche B Term Loan: $997,500

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

FIRST 2004-I CLO, LTD.
By:	TCW Advisors, Inc., its Collateral Manager

By:	/s/ Matthew A. Miller
Name: Matthew A. Miller
Title: Managing Director

By:	/s/ Jonathan R. Insull
Name: Jonathan R. Insull
Title: Managing Director

Principal Amount of its
Existing Tranche B Term Loan: $2,244,375

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

FIRST 2004-II CLO, LTD.
By:	TCW Advisors, Inc., its Collateral Manager

By:	/s/ Matthew A. Miller
Name: Matthew A. Miller
Title: Managing Director

By:	/s/ Jonathan R. Insull
Name: Jonathan R. Insull
Title: Managing Director

Principal Amount of its
Existing Tranche B Term Loan: $1,745,625

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March   , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Jefferson-Pilot Life Insurance Company
By:	TCW Advisors, Inc., as its Investment Advisor

By:	/s/ Matthew A. Miller
Name: Matthew A. Miller
Title: Managing Director

By:	/s/ Jonathan R. Insull
Name: Jonathan R. Insull
Title: Managing Director

Principal Amount of its
Existing Tranche B Term Loan: $249,375

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

LOAN FUNDING I LLC, a wholly owned subsidiary of Citibank, N.A.

By:	TCW Advisors, Inc., as portfolio manager of Loan Funding I LLC

By:	/s/ Matthew A. Miller
Name: Matthew A. Miller
Title: Managing Director

By:	/s/ Jonathan R. Insull
Name: Jonathan R. Insull
Title: Managing Director

Principal Amount of its
Existing Tranche B Term Loan: $1,496,250

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

TCW Senior Secured Loan Fund
By:	TCW Advisors, Inc., as its Investment Advisor

By:	/s/ Matthew A. Miller
Name: Matthew A. Miller
Title: Managing Director

By:	/s/ Jonathan R. Insull
Name: Jonathan R. Insull
Title: Managing Director

Principal Amount of its
Existing Tranche B Term Loan: $997,500

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

VELOCITY CLO, LTD.
By:	TCW Advisors, Inc., its Collateral Manager

By:	/s/ Matthew A. Miller
Name: Matthew A. Miller
Title: Managing Director

By:	/s/ Jonathan R. Insull
Name: Jonathan R. Insull
Title: Managing Director

Principal Amount of its
Existing Tranche B Term Loan: $1,496,250

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Brown Brothers Harriman & Co.

/s/ John D. Rogers
Name: John D. Rogers
Title: Senior Vice President

Principal Amount of its
Existing Tranche B Term Loan: $6,982,499.98

Additional Amount of Tranche B
Term Loan to be Purchased by It: $ 0

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment,

dated March 28, 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Goldman Sachs Credit Partners, L.P.

/s/ Pedro Ramirez
Name: Pedro Ramirez
Title: Authorized Signatory

Principal Amount of its
Existing Tranche B Term Loan: $1,655,850

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment,

dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc.

/s/ Luis Viera
Name: Luis Viera
Title: Vice President

Principal Amount of its
Existing Tranche B Term Loan: $7,481,250.00

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment,

dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

BALLYROCK CDO I Limited
By:	BALLYROCK Investment Advisors LLC,
as Collateral Manager

/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

Principal Amount of its
Existing Tranche B Term Loan: $1,665,825

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

BALLYROCK CLO II Limited
By:	BALLYROCK Investment Advisors LLC,
as Collateral Manager

/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

Principal Amount of its
Existing Tranche B Term Loan: $1,665,825

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Venture IV CDO Limited
By its investment advisor, MJX Asset Management
LLC

/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Director

Principal Amount of its
Existing Tranche B Term Loan: $997,500

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Vista Leveraged Income Fund
By its investment advisor, MJX Asset Management LLC

/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Director

Principal Amount of its
Existing Tranche B Term Loan: $997,500

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Sequils-Centurion V, Ltd.
By: American Express Asset Management Group,
Inc. as Collateral Manager

/s/ Vincent P. Pham
Name: Vincent P. Pham
Title: Director-Operations

Principal Amount of its
Existing Tranche B Term Loan: $897,750

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Centurion CDO II, Ltd.
By: American Express Asset Management Group,
Inc. as Collateral Manager

/s/ Vincent P. Pham
Name: Vincent P. Pham
Title: Director-Operations

Principal Amount of its
Existing Tranche B Term Loan: $847,875

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Centurion CDO VI, Ltd.
By: American Express Asset Management Group,
Inc. as Collateral Manager

/s/ Vincent P. Pham
Name: Vincent P. Pham
Title: Director-Operations

Principal Amount of its
Existing Tranche B Term Loan: $798,000

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Centurion CDO VII, Ltd.
By: American Express Asset Management Group,
Inc. as Collateral Manager

/s/ Vincent P. Pham
Name: Vincent P. Pham
Title: Director-Operations

Principal Amount of its
Existing Tranche B Term Loan: $2,194,500

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Centurion CDO 8, Limited
By: American Express Asset Management Group,
Inc. as Collateral Manager

/s/ Vincent P. Pham
Name: Vincent P. Pham
Title: Director-Operations

Principal Amount of its
Existing Tranche B Term Loan: $997,500

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Denali Capital LLC, managing member of DC
Funding Partners, portfolio manager for DENALI
CAPITAL CLO I, LTD., or an affiliate

/s/ Robert M. Coseo
Name: Robert M. Coseo
Title: Managing Director

Principal Amount of its
Existing Tranche B Term Loan: $1,795,500

Additional Amount of Tranche B
Term Loan to be Purchased by It: $TBD

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Denali Capital LLC, managing member of DC
Funding Partners, portfolio manager for DENALI
CAPITAL CLO III, LTD., or an affiliate

/s/ Robert M. Coseo
Name: Robert M. Coseo
Title: Managing Director

Principal Amount of its
Existing Tranche B Term Loan: $1,795,500

Additional Amount of Tranche B
Term Loan to be Purchased by It: $ TBD

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March     , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Denali Capital LLC, managing member of DC
Funding Partners, portfolio manager for DENALI
CAPITAL CLO IV, LTD., or an affiliate

/s/ Robert M. Coseo
Name: Robert M. Coseo
Title: Managing Director

Principal Amount of its
Existing Tranche B Term Loan: $1,396,500

Additional Amount of Tranche B
Term Loan to be Purchased by It: $ TBD

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Oppenheimer Senior Floating Rate Fund

/s/ Lisa Chaffee
Name: Lisa Chaffee
Title: AVP

Principal Amount of its
Existing Tranche B Term Loan: $1,995,000.00

Additional Amount of Tranche B
Term Loan to be Purchased by It: $0

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Stanfield/RMF Transatlantic CDO Ltd.
By:	Stanfield Capital Partners LLC
as its Collateral Manager

/s/ [Illegible]
Name: [Illegible]
Title: Managing Partner

Principal Amount of its
Existing Tranche B Term Loan: $1,995,000.00

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Stanfield Modena CDO, Ltd.
By:	Stanfield Capital Partners, LLC
as its Asset Manager

/s/ [Illegible]
Name: [Illegible]
Title: Managing Partner

Principal Amount of its
Existing Tranche B Term Loan: $1,496,250.00

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Hamilton CDO, Ltd.
By:	Stanfield Capital Partners LLC
As Its Collateral Manager

/s/ [Illegible]
Name: [Illegible]
Title: Managing Partner

Principal Amount of its
Existing Tranche B Term Loan: $1,496,250.00

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March 29, 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

BUSHNELL CBNA LOAN FUNDING LLC, FOR
ITSELF OR AS AGENT FOR BUSHNELL CFPI
LOAN FUNDING LLC

/s/ Dominic Blea
Name: Dominic Blea
Title: As Attorney-in-Fact

Principal Amount of its
Existing Tranche B Term Loan: $1,995,000

Additional Amount of Tranche B
Term Loan to be Purchased by It: $0

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

GSC PARTNERS CDO FUND V, LIMITED
By: GSCP (NJ), L.P, as Collateral Manager

/s/ Alexander Wright
Name: Alex Wright
Title: Authorized Signatory

Principal Amount of its
Existing Tranche B Term Loan: $1,995,000

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

WIND RIVER CLO I LTD.

/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director

Principal Amount of its
Existing Tranche B Term Loan: $997,500

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Dryden III - Leveraged Loan CDO 2002

/s/ Timothy W. Aker
By Prudential Investment Management, Inc., as
Collateral Manager
Timothy W. Aker
Managing Director

Principal Amount of its
Existing Tranche B Term Loan: $3,990,000.00

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Dryden IV - Leveraged Loan CDO 2003

/s/ Timothy W. Aker
By Prudential Investment Management, Inc., as
Collateral Manager
Timothy W. Aker
Managing Director

Principal Amount of its
Existing Tranche B Term Loan: $3,990,000.00

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Amam Group Pension Trust II for the Amam
Broadscope Pool

/s/ [Illegible]
Name:
Title: AT

Principal Amount of its
Existing Tranche B Term Loan: $997,500

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Hewlett’s Island CDO, Ltd.
By: CypressTree Investment Management
Company, Inc., as Portfolio Manager

By:	/s/ Martha Hadeler
Name: Martha Hadeler
Title: Managing Director

Principal Amount of its
Existing Tranche B Term Loan: $

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

HUDSON STRAITS CLO 2004, LTD.
By Royal Bank of Canada as Collateral Manager

By:	/s/ Melissa Marano
Name: Melissa Marano
Title: Authorized Signatory

Principal Amount of its
Existing Tranche B Term Loan: $3,990,000

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

GRANITE VENTURES I LTD.

By:	Stone Tower Debt Advisors LLC
as its Collateral Manager

By:	/s/ [Illegible]
Name:
Title: Authorized Signatory

Principal Amount of its
Existing Tranche B Term Loan: $1,995,000

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Azur Funding

/s/ Frank Fletcher
Name: Frank Fletcher
Title: Director

Principal Amount of its
Existing Tranche B Term Loan: $13,965,000

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March 29, 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

CYPRESSTREE CLAIF FUNDING LLC

By:	/s/ Meredith J. Koslick
Name: Meredith J. Koslick
Title: Assistant Vice President

Principal Amount of its
Existing Tranche B Term Loan: $997,500

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March 29, 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

HARBOUR TOWN FUNDING LLC

By:	/s/ Meredith J. Koslick
Name: Meredith J. Koslick
Title: Assistant Vice President

Principal Amount of its
Existing Tranche B Term Loan: $907,870.33

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Sankaty Advisors, LLC as Collateral Manager for
Castle Hill II - INGOTS, Ltd., as Term Lender

/s/ Jeffrey Hawkins
Name: Jeffrey Hawkins
Title: Senior Vice President

Principal Amount of its
Existing Tranche B Term Loan: $1,815,740.68

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Sankaty Advisors, Inc., as Collateral Manager for
Brant Point CBO 1999-1 LTD., as Term Lender

/s/ Jeffrey Hawkins
Name: Jeffrey Hawkins
Title: Senior Vice President

Principal Amount of its
Existing Tranche B Term Loan: $907,220.31

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Sankaty Advisors, LLC as Collateral Manager for
Castle Hill III CLO, Limited, as Term Lender

/s/ Jeffrey Hawkins
Name: Jeffrey Hawkins
Title: Senior Vice President

Principal Amount of its
Existing Tranche B Term Loan: $907,870.43

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Sankaty Advisors, LLC as Collateral Manager for
Race Point CLO, Limited, as Term Lender

/s/ Jeffrey Hawkins
Name: Jeffrey Hawkins
Title: Senior Vice President

Principal Amount of its
Existing Tranche B Term Loan: $907,870.43

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Sankaty Advisors, LLC as Collateral Manager for
Race Point II CLO, Limited, as Term Lender

/s/ Jeffrey Hawkins
Name: Jeffrey Hawkins
Title: Senior Vice President

Principal Amount of its
Existing Tranche B Term Loan: $907,810.43

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Sankaty Advisors, LLC as Collateral Manager for
Castle Hill I - INGOTS, Ltd., as Term Lender

/s/ Jeffrey Hawkins
Name: Jeffrey Hawkins
Title: Senior Vice President

Principal Amount of its
Existing Tranche B Term Loan: $907,870.43

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Sankaty Advisors, LLC as Collateral Manager for
Loan Funding XI LLC, as Term Lender

/s/ Jeffrey Hawkins
Name: Jeffrey Hawkins
Title: Senior Vice President

Principal Amount of its
Existing Tranche B Term Loan: $1,118,569.06

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

LONG LANE MASTER TRUST IV

/s/ Ann E. Morris
Name: Ann E. Morris
Title: Authorized Agent

Principal Amount of its
Existing Tranche B Term Loan: $2,507,607.58

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

By: Callidus Debt Partners CDO Fund I, Ltd.
By: Its Collateral Manager
Callidus Capital Management, LLC

/s/ Wayne Mueller
Name: Wayne Mueller
Title: Senior Managing Director

Principal Amount of its
Existing Tranche B Term Loan: $997,500

Additional Amount of Tranche B
Term Loan to be Purchased by It: $ -

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

SENIOR DEBT PORTFOLIO
By:	Boston Management and Research as
Investment Advisor

/s/ Payson F. Swaffield
Name: Payson F. Swaffield
Title: Vice President

Principal Amount of its
Existing Tranche B Term Loan: $2,443,875

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

EATON VANCE SENIOR INCOME TRUST

By:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

/s/ Payson F. Swaffield
Name: Payson F. Swaffield
Title: Vice President

Principal Amount of its
Existing Tranche B Term Loan: $922,687.50

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

EATON VANCE INSTITUTIONAL SENIOR LOAN [ILLEGIBLE]
By:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

/s/ Payson F. Swaffield
Name: Payson F. Swaffield
Title: Vice President

Principal Amount of its
Existing Tranche B Term Loan: $1,346,625

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

COSTANTINUS EATON VANCE CDO V, LTD.

By:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

/s/ Payson F. Swaffield
Name: Payson F. Swaffield
Title: Vice President

Principal Amount of its
Existing Tranche B Term Loan: $783,037.50

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

EATON VANCE CDO VI LTD.

By:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

/s/ Payson F. Swaffield
Name: Payson F. Swaffield
Title: Vice President

Principal Amount of its
Existing Tranche B Term Loan: $783,037.50

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

GRAYSON & CO.

By:	BOSTON MANAGEMENT AND
RESEARCH AS INVESTMENT ADVISOR

/s/ Payson F. Swaffield
Name: Payson F. Swaffield
Title: Vice President

Principal Amount of its
Existing Tranche B Term Loan: $6,105,950

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

THE NORINCHUKIN BANK, NEW YORK
BRANCH, through State Street Bank and Trust
Company N.A. as Fiduciary Custodian

By: Eaton Vance Management, Attorney-in-fact

/s/ Payson F. Swaffield
Name: Payson F. Swaffield
Title: Vice President

Principal Amount of its
Existing Tranche B Term Loan: $1,632,162.52

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

EATON VANCE
LIMITED DURATION INCOME FUND

By:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

/s/ Payson F. Swaffield
Name: Payson F. Swaffield
Title: Vice President

Principal Amount of its
Existing Tranche B Term Loan: $847,875

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

[ILLEGIBLE]

By:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

/s/ Payson F. Swaffield
Name: Payson F. Swaffield
Title: Vice President

Principal Amount of its
Existing Tranche B Term Loan: $249,375

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

EATON VANCE SENIOR FLOATING-RATE TRUST

By:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

/s/ Payson F. Swaffield
Name: Payson F. Swaffield
Title: Vice President

Principal Amount of its
Existing Tranche B Term Loan: $1,319,187.50

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March   , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

EATON VANCE FLOATING-RATE INCOME TRUST

By:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

/s/ Payson F. Swaffield
Name: Payson F. Swaffield
Title: Vice President

Principal Amount of its
Existing Tranche B Term Loan: $922,687.50

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Nationwide Life Insurance Company Separate
Account-B Retirement

/s/ Thomas S. Leggett
Name: Thomas S. Leggett
Title: Associate Vice President
Public Bonds

Principal Amount of its
Existing Tranche B Term Loan: $907,870.34

Additional Amount of Tranche B
Term Loan to be Purchased by It: $0

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Nationwide Mutual Insurance Company

/s/ Thomas S. Leggett
Name: Thomas S. Leggett
Title: Associate Vice President
Public Bonds

Principal Amount of its
Existing Tranche B Term Loan: $10,679,132.59

Additional Amount of Tranche B
Term Loan to be Purchased by It: $ 0

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Nationwide Life Insurance Company

/s/ Thomas S. Leggett
Name: Thomas S. Leggett
Title: Associate Vice President
Public Bonds

Principal Amount of its
Existing Tranche B Term Loan: $1,879,247.09

Additional Amount of Tranche B
Term Loan to be Purchased by It: $0

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

ACA CLO 2005-1, Limited

/s/ [Illegible]
Name:
Title:

Principal Amount of its
Existing Tranche B Term Loan: $1,000,000

Additional Amount of Tranche B
Term Loan to be Purchased by It: $1,000,000

New Tranche B Term Loan Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER]

/s/ [Illegible]
Name:
Title:

Principal Amount of Tranche B Term
Loans to be Purchased by It: $

Signature Page to the First Amendment, dated March    , 2005, to the Amended and Restated Credit Agreement, dated as of November 4, 2004, among NATIONAL MENTOR HOLDINGS, INC., NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto

Existing Tranche B Term Loan Lenders
Consenting to this First Amendment

Oasis Collateralized High Income Portfolios-I Ltd.

By:	Patriarch Partners XIII, LLC
Its Managing Agent

/s/ Lynn Tilton
Name: Lynn Tilton
Title: Manager

Principal Amount of its
Existing Tranche B Term Loan: $249,375.00

Additional Amount of Tranche B
Term Loan to be Purchased by It: $ 0

Aeries Finance-II Ltd.

By:	Patriarch Partners X, LLC
Its Managing Agent

/s/ Lynn Tilton
Name: Lynn Tilton
Title: Manager

Principal Amount of its
Existing Tranche B Term Loan: $249,375.00

Additional Amount of Tranche B
Term Loan to be Purchased by It: $ 0

EXHIBIT A

FORM OF LENDER CONSENT LETTER

NATIONAL MENTOR, INC.

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF NOVEMBER 4, 2004

To:	JPMorgan Chase Bank, N.A.,
as Administrative Agent
270 Park Avenue
New York, New York 10017

Ladies and Gentlemen:

Reference is made to that certain AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 4, 2004 (the “Credit Agreement”; the terms defined therein being used herein as therein defined), among NATIONAL MENTOR HOLDINGS, INC. (“Holdings”), NATIONAL MENTOR, INC. (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), DYMAS FUNDING COMPANY, LLC, GENERAL ELECTRIC CAPITAL CORPORATION, MERRILL LYNCH CAPITAL and UBS SECURITIES LLC, as co-documentation agents, BANK OF AMERICA, N.A., as syndication agent, and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent.

The undersigned, being a Tranche B Term Loan Lender, consents to amend the provisions of the Credit Agreement solely on the terms described in the First Amendment, dated as of March    , 2005, substantially in the form delivered to the undersigned Lender on or prior to the date hereof.

Dated: March , 2005
Very truly yours,

(NAME OF LENDER)

By:
Name:
Title:

Principal Amount of its
Existing Tranche B Term Loan: $

Additional Amount of Tranche B
Term Loan to be Purchased by It: $

EXHIBIT B

ACKNOWLEDGMENT AND CONFIRMATION

1.             Reference is made to First Amendment, dated as of March    , 2005 (the “First Amendment”), to the Amended and Restated Credit Agreement, dated as of November 4, 2004 (the “Credit Agreement”), among National Mentor Holdings, Inc., a Delaware corporation, National Mentor, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions parties thereto (the “Existing Lenders” and, together with the Replacement Tranche B Term Loan Lenders (as defined in the First Amendment), the “Lenders”), JPMorgan Chase Bank, N.A. as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”), and the other Agents parties thereto.  Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

2.             Each of the parties hereto hereby confirms that the Replacement Tranche B Term Loans made under the Credit Agreement pursuant to the First Amendment are “Obligations” that are guaranteed pursuant to the Guarantee and Security Agreement in accordance with its terms and agrees that such party’s obligations under the Guarantee and Security Agreement shall remain in full force and effect after giving effect to the First Amendment.

3.             THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.             This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[rest of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

NATIONAL MENTOR HOLDINGS, INC.

By:
Name:
Title:

SUBSIDIARY GUARANTORS

NATIONAL MENTOR, LLC
NATIONAL MENTOR SERVICES, LLC
REHABILITATION ACHIEVEMENT CENTER, INC.
CAROLINA BEHAVIORAL SERVICES, LLC
REM CONSULTING OF OHIO, INC.
CENTER FOR COMPREHENSIVE SERVICES, INC.
FIRST STEP INDEPENDENT LIVING PROGRAM, INC.
HORRIGAN COLE ENTERPRISES, INC.
ILLINOIS MENTOR, INC.
SOUTH CAROLINA MENTOR, INC.
MASSACHUSETTS MENTOR, INC.
OHIO MENTOR, INC.
NATIONAL MENTOR HEALTHCARE, LLC
UNLIMITED QUEST, INC.
LOYD’S LIBERTY HOMES, INC.
FAMILY ADVOCACY SERVICES, LLC
REM, INC.
REM ARIZONA, INC.
REM ARIZONA REHABILITATION, INC.
REM ARROWHEAD, INC.
REM ATLANTIC, INC.
REM CENTRAL LAKES, INC.

By:
Name:
Title:

REM COLORADO, INC.
REM COMMUNITY OPTIONS, INC.
REM CONNECTICUT COMMUNITY SERVICES, INC.
REM CONSULTING & SERVICES, INC.
REM COUNCIL BLUFFS, INC.
REM DEVELOPMENTAL SERVICES, INC.
REM HEALTH, INC.
REM HEALTH OF IOWA, INC,
REM HEALTH OF WISCONSIN, INC.
MENTOR MARYLAND, INC.
REM HEALTH OF WISCONSIN II, INC.
REM HEARTLAND, INC.
REM HENNEPIN, INC.
REM HOME HEALTH, INC.
REM INDIANA, INC.
REM INDIANA COMMUNITY SERVICES, INC.
REM INDIANA COMMUNITY SERVICES II, INC.
REM IOWA COMMUNITY SERVICES, INC.
REM IOWA, INC.
REM LEADWAY, INC.
REM MANAGEMENT, INC.
REM MARYLAND, INC.
REM MINNESOTA COMMUNITY SERVICES, INC.
REM MINNESOTA, INC.
REM NEVADA, INC.
REM NEW JERSEY, INC.
REM NORTH DAKOTA, INC.
REM NORTH STAR, INC.
REM OHIO, INC.
REM OHIO WAIVERED SERVICES, INC.
REM OKLAHOMA COMMUNITY SERVICES, INC.
REM PENNSYLVANIA COMMUNITY SERVICES, INC.
REM RAMSEY, INC.
REM RIVER BLUFFS, INC.
REM SILS OF IOWA, INC.
REM SOUTH CENTRAL SERVICES, INC.
REM SOUTHWEST SERVICES, INC.
REM UTAH, INC.
REM WEST VIRGINIA, INC.

By:
Name:
Title:

REM WISCONSIN, INC.
REM WISCONSIN II, INC.
REM WISCONSIN III, INC.
REM WOODVALE, INC.
NATIONAL MENTOR SERVICES, INC.
NATIONAL MENTOR SERVICES LLC
MENTOR MANAGEMENT, INC.

By:
Name:
Title: